SUPPLEMENT DATED SEPTEMBER 15, 1999
TO PROSPECTUS DATED MAY 1, 1999
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                     VARIABLE ACCUMULATION ANNUITY CONTRACTS

                                    Issued by
                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                                   Through its
                             SEPARATE ACCOUNT NO. 2
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The American Life Insurance Company of New York ("American Life" or "we") hereby supplements, as described below, the Prospectus, dated May 1, 1999, for its Individual Retirement Annuity Contract ("IRA Contract"), including Traditional IRA, Roth IRA, SIMPLE IRA and SEP IRA Contracts, and its Flexible Premium Deferred Annuity Contract ("FPA Contract") (together, the "Contracts").

                                   ----------

Mutual of America Life Insurance Company ("Mutual of America") is our parent corporation. It began operations in 1945 and is now a mutual life insurance company organized in New York. As of June 30, 1999, Mutual of America had total consolidated assets of $10.5 billion.

Mutual of America acquired American Life in 1988 to allow Mutual of America to write certain insurance and annuity business that had become subject to corporate income tax at Mutual of America as a result of the Tax Reform Act of 1986. Mutual of America's core pension business, involving the sale of retirement and savings plan products to not-for-profit organizations and governmental entities, and their employees, remained tax-exempt until January 1, 1998. At that date, all of Mutual of America's business became subject to corporate Federal income taxes. Consequently, Mutual of America no longer needs to separate taxable business at the level of its subsidiary, American Life.

As a result, Mutual of America is expanding its operations to corporate and individual purchasers, and we will stop issuing new Contracts as of October 1, 1999. In addition, we will seek to transfer to Mutual of America all Contracts that we have issued. This transfer process, called "assumption reinsurance" under state insurance law provisions, is expected to occur on April 1, 2000, or as soon thereafter as we obtain all necessary approvals from state insurance departments. We will write to Owners in more detail in the months to come, regarding this transfer process.

When Mutual of America assumes your Contract, it will become the issuer in place of American Life. It will have all of the obligations and hold all of the assets under your Contract, through its Separate Account No. 2 and its General Account. The terms of your Contract and your rights under the Contract will remain the same. In addition, your Contract when assumed will become a participating Mutual of America policy.


(continued on reverse side)

SUPPLEMENT DATED SEPTEMBER 15, 1999
TO PROSPECTUS DATED MAY 1, 1999(continued)
--------------------------------------------------------------------------------

The discussion on page 24 of the Prospectus under "How to Contact Us and Give Us Instructions--Transfers, Allocation Changes and Withdrawals by Telephone" is supplemented as follows:

   As of December 1, 1999 (or a later date we determine), you may make requests through our Internet web site for transfers of Account Balance among Investment Alternatives or to change the Investment Alternatives to which we will allocate your future Contributions. You may not make any withdrawals by Internet. Our Internet web site address is www.mutualofamerica.com.

   You must use your Personal Identification Number ("PIN") to make Internet requests. On any Valuation Day, we will consider requests via Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier), as received that Valuation Day.

   Although our failure to follow reasonable procedures may result in our liability for any losses due to unauthorized or fraudulent Internet transfers, we will not be liable for following instructions we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by Internet are genuine. Those procedures are to confirm your Social Security number, check the Personal Identification Number, and provide written confirmation of Internet transactions.

   We reserve the right at any time to suspend, modify or terminate the right of Owners to request transfers or changes in allocation instructions by Internet.